UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number:  811-10577

               Alliance New York Municipal Income Fund, Inc.
             (Exact name of registrant as specified in charter)

            1345 Avenue of the Americas, New York, New York 10105
             (Address of principal executive offices) (Zip code)

                               Mark R. Manley
                     Alliance Capital Management, L.P.
                        1345 Avenue of the Americas
                          New York, New York 10105
                  (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                   Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Alliance New York Municipal Income Fund

Closed End

Annual Report--October 31, 2003




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.




December 15, 2003


Annual Report

This report provides management's discussion of fund performance for Alliance New York Municipal Income Fund's (the "Fund") annual reporting period ended October 31, 2003.

Investment Objective and Policies

The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax and New York State and New York City income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Lehman Brothers Municipal Bond Index, for the six- and 12-month periods ended October 31, 2003. For comparison, returns for the Lipper New York Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies and sales and management fees for the various funds may differ.


INVESTMENT RESULTS*

Periods Ended October 31, 2003

                                                            Returns
                                                      ----------------------
                                                      6 Months     12 Months
                                                      --------     ---------
Alliance New York Municipal Income Fund (NAV)           0.95%         4.41%
Lehman Brothers Municipal Bond Index                    1.47%         5.11%
Lipper New York Municipal Debt Funds Average            2.18%         6.12%

The Fund's Market Price Per Share on October 31, 2003 was $13.23. For additional Financial Highlights, please see pages 18-19.

* The Fund's investment results are for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results. The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 1


performance benchmark for the long-term investment grade, tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is comprised of closed-end funds with generally similar investment objectives to the Fund although some may have different investment policies and sales and management fees. The Lipper Average included 22 funds for both the six-month and 12-month periods ended October 31, 2003. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New York Municipal Income Fund.


Investment Results

For the six months ended October 31, 2003, the municipal bond market posted positive returns despite municipal rates rising by 0.21%. Over that period, the Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index. The Fund's underperformance resulted from weak returns in the Fund's holdings in the housing, industrial development and health care related sectors. The impact of the Fund's leveraged structure on performance was negligible. Over the six-month period, the Fund also underperformed its Lipper peer group as represented by the Lipper Average.

For the 12 months ended October 31, 2003, the municipal market generated positive total returns as interest rates declined for bonds of nearly every maturity. During this time frame, the Fund underperformed its benchmark. As over the six-month period, the Fund's holdings in the health care and industrial development sectors largely contributed to the underperformance. The higher income resulting from the Fund's leveraged structure somewhat offset the negative impact of the price declines in the Fund's holdings. During this period, the Fund also underperformed its Lipper peer group as represented by the Lipper Average.

Market Review

Since April, municipal bond yields have been volatile, in part due to increased volatility of most fixed income markets. This volatility is shown by the large difference in yield from the high to low points of the market. For example, the difference from peak to trough for bonds with maturities of 30 years was 89 basis points, (0.89%). In addition, the rate movement varied significantly by maturity. Yields for short-term bonds declined by 4 basis points, resulting in relative outperformance for short-term bonds since the decline in yield caused their prices to rise. Conversely, long-term bond yields rose by 21 basis points which caused their prices to fall. The relative outperformance of short-term bonds caused the yield difference between long and short bonds, known as the slope of the yield curve, to increase by 25 basis points. Short-term bonds also posted strong performance compared to taxable fixed income. For example, the ratio (the municipal yield divided by Treasury yield) of five-year municipal bond yields to five-year Treasury bond yields declined from 86% to 73%. A declining ratio indicates that municipal bonds are outperforming Treasury bonds. In comparison, the yield ratio for long-term bonds declined only slightly from 96% to 95%.

Several sectors of the municipal market experienced significant changes in relative value over the past six months. In


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2 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


the industrial development sector, municipal bonds backed by airlines recovered strongly as flight activity increased and investors discounted concerns regarding the airlines' financial condition. Master settlement agreement (MSA) bonds also showed improvement in price compared to most other municipal bonds. This resulted, in part, from declining issuance reducing supply pressure. In addition, a number of court rulings favoring the tobacco industry improved the outlook for the sector.

Among the more traditional issuers in the municipal market, state and local governments have just weathered some of the most difficult financial conditions in over a decade. According to the Center on Budget and Policy Priorities, the combined budget deficit of state governments this year was in excess of $70 billion dollars; as required by state law in most cases, all of these budget gaps were closed. The State of California, alone, accounted for approximately $26 billion of the cumulative deficit. The crises faced by state and local issuers, and the market's reactions, have increased the volatility of general obligation bonds and have in some cases provided opportunities to acquire general obligation bonds at cheaper prices than previously available.


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 3


PERFORMANCE UPDATE


ALLIANCE NEW YORK MUNICIPAL INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/29/02* - 10/31/03


Alliance New York Municipal Income Fund (NAV): $11,165
Lehman Brothers Municipal Bond Index: $11,146

[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED REPORT.]

                            Alliance New York              Lehman Brothers
                        Municipal Income Fund (NAV)      Municipal Bond Index
-------------------------------------------------------------------------------
1/28/02*                         $10,000                       $10,000
10/31/02                         $10,690                       $10,605
10/31/03                         $11,165                       $11,146


This chart illustrates the total value of an assumed $10,000 investment in Alliance New York Municipal Income Fund at net asset value (NAV) (from 1/29/02* to 10/31/03) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New York Municipal Income Fund.


* Fund and benchmark data is from the Fund's inception date of 1/29/02.


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4 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


PORTFOLIO OF INVESTMENTS
October 31, 2003


                                        Standard     Principal
                                        & Poor's        Amount
                                        Ratings+          (000)          Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-162.0%
Long-Term Municipal Bonds-158.3%
Arizona-3.7%
Arizona Hlth Fac Auth Hosp Rev
(Phoenix Childrens Hosp) Ser 02A
6.00%, 2/15/32(a)                            Ba2      $  3,300    $  2,570,304

District of Columbia-1.2%
District of Columbia
Tobacco Settlement Bonds
Ser 01
6.25%, 5/15/24                               BBB           930         854,605

Florida-6.2%
Capital Region CDD
(South Wood) Ser 01A-2
6.85%, 5/01/31                                NR         1,230       1,278,031
Hamal CDD
Ser 01
6.65%, 5/01/21                                NR         1,085       1,121,684
Lee Cnty CDD
(Miromar Lakes) Ser 00A
7.25%, 5/01/12                                NR         1,780       1,868,395
                                                                  ------------
                                                                     4,268,110

New York-131.1%
Erie Cnty IDA
(City of Buffalo Proj) FSA Ser 03
5.75%, 5/01/23                               AAA         1,250       1,373,100
Hempstead Hgr Ed
(Adelphi Univ Civic Fac) Ser 02
5.50%, 6/01/32                                A-         1,945       2,016,168
Madison Cnty Hlth Fac
(Oneida Health Systems)
Asset Gty
Ser 01
5.35%, 2/01/31                                AA         1,500       1,552,500
Nassau Cnty Hlth Fac
(Nassau Hlth Sys Rev) FSA Ser 99
5.75%, 8/01/29                               AAA         2,400       2,591,040
New York City Ed Fac
(Magen David Yeshivah Proj) ACA
Ser 02
5.70%, 6/15/27                                 A         2,500       2,586,375
New York City GO
Ser 01B
5.50%, 12/01/31                                A         5,000       5,167,550
New York City GO
Ser 03
5.75%, 3/01/17                                 A         1,200       1,308,324


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 5


                                        Standard     Principal
                                        & Poor's        Amount
                                        Ratings+          (000)          Value
-------------------------------------------------------------------------------
New York City GO
Ser 03C
5.50%, 9/15/19                                 A      $  1,000    $  1,060,060
New York City Hsg Dev Corp MFHR
(Rental Hsg) Ser 02A AMT
5.50%, 11/01/34                               AA         1,250       1,270,325
New York City Muni Wtr
Ser 02A
5.125%, 6/15/34                               AA         5,000       5,053,500
New York City Muni Wtr
Ser 03A
5.00%, 6/15/27                                AA         2,000       2,012,040
New York City Spec Fac
(Brooklyn Navy Yard) Ser 97 AMT
5.75%, 10/01/36                             BBB-         2,000       1,772,680
New York City Spec Fac
(Museum of Modern Art)
AMBAC Ser 01D
5.125%, 7/01/31                              AAA         5,000       5,092,400
New York State
Tobacco Settlement Bonds
AMBAC Ser 03A-1
5.25%, 6/01/21                               AAA         4,000       4,186,720
New York State Dorm Auth
(Jewish Brd Fam & Children)
AMBAC Ser 03
5.00%, 7/01/23                               AAA         1,000       1,020,670
New York State Dorm Auth
(Mental Hlth Serv) MBIA Ser 01B
Prerefunded 8/15/11 @ 100
5.25%, 8/15/31                               AAA         2,165       2,474,746
New York State Dorm Auth
(Mental Hlth Serv) MBIA Ser 01B
5.25%, 8/15/31                               AAA         3,335       3,407,303
New York State Dorm Auth Hlth Fac
(Willow Towers Inc. Proj)
GNMA Ser 02
5.40%, 2/01/34                               AAA         2,500       2,580,025
New York State Hsg Fin Agy
Personal Income Tax Rev
5.00%, 3/15/33                                AA         2,000       1,984,660
New York State Hsg Fin Agy MFHR
(Patchogue Apts) SONYMA
Ser 02A AMT
5.35%, 2/15/29(a)                            Aa1         2,090       2,131,821
New York State Metro Trans Auth
Ser 02A
5.125%, 11/15/31                               A         5,500       5,533,495
New York State SFMR
(Mtg Rev) Ser 24 AMT
6.125%, 10/01/30(a)                          Aaa           800         819,208
New York State SFMR
(Mtg Rev) Ser 29 AMT
5.45%, 4/01/31(a)                            Aaa        11,000      11,163,680


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6 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


                                        Standard     Principal
                                        & Poor's        Amount
                                        Ratings+          (000)          Value
-------------------------------------------------------------------------------
New York State UDC
(Empire State) Ser 02A
5.25%, 3/15/32                                AA      $  5,000    $  5,101,350
Niagara Cnty Ed Fac
(Niagara University Proj)
Asset Gty Ser 01A
5.40%, 11/01/31                               AA         1,435       1,464,690
Onondaga Cnty IDA Airport Fac
(Cargo) Ser 02 AMT
6.125%, 1/01/32(a)                          Baa3         1,000       1,008,610
Suffolk Cnty IDR
(Nissequogue Cogen Partners)
Ser 98 AMT
5.50%, 1/01/23                                NR         3,740       3,452,432
Triborough Bridge & Tunnel Auth
MBIA Ser 02
5.00%, 11/15/32                              AAA         2,000       2,018,780
Triborough Bridge & Tunnel Auth
Ser 02A
5.00%, 1/01/32                               AA-         5,000       5,009,650
5.125%, 1/01/31                              AA-         2,500       2,527,225
Troy Hsg Dev Corp MFHR
(Ninth St #2) FHA Ser 90B
8.10%, 2/01/24                               AAA         1,070       1,071,487
Yonkers IDA Health Fac
(Malotz Pavilion Proj)
MBIA Ser 99
5.65%, 2/01/39                               AAA         1,200       1,254,876
                                                                  ------------
                                                                    91,067,490

Puerto Rico-12.1%
Puerto Rico Elec Power Auth Rev
XLCA Ser 02-2
5.25%, 7/01/31                               AAA         3,050       3,171,603
Puerto Rico Hsg Fin Corp. SFMR
(Mtg Rev) GNMA Ser 01C AMT
5.30%, 12/01/28                              AAA         1,920       1,943,789
Puerto Rico Hwy & Trans Auth
Ser 02D
5.375%, 7/01/36                                A         3,250       3,318,510
                                                                  ------------
                                                                     8,433,902

South Carolina-4.0%
South Carolina State
Tobacco Settlement Bonds
Ser 01
6.375%, 5/15/28                              BBB         3,160       2,763,799

Total Long-Term Municipal Bonds
(cost $107,726,377)                                                109,958,210

Short-Term Municipal Notes(b)-3.7%
New Jersey-1.4%
Port Auth of NY & NJ
(Versatile Structure) Ser 95-3
1.15%, 6/01/20                               A-1+        1,000       1,000,000


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 7


                                        Standard     Principal
                                        & Poor's        Amount
                                        Ratings+          (000)          Value
-------------------------------------------------------------------------------
New York-1.6%
New York City TFA
Recovery Bonds Ser 02B-3
1.20%, 11/01/22                              A-1+     $  1,100    $  1,100,000

Texas-0.7%
Lower Neches Valley Auth
(ExxonMobil Proj) Ser 01A
1.15%, 11/01/29                              A-1+          500         500,000

Total Short-Term Municipal Notes
(cost $2,600,000)                                                    2,600,000

Total Investments-162.0%
(cost $110,326,377)                                                112,558,210
Other assets less liabilities-2.8%                                   1,923,372
Preferred Stock, at redemption
value-(64.8%)                                                      (45,000,000)

Net Assets Applicable to Common
Shareholders-100%(c)                                              $ 69,481,582


+    Unaudited.

(a)  Moody's or Fitch Rating, unaudited.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary of Terms:
     ACA     American Capital Access Financial Guaranty Corporation
     AMBAC   American Municipal Bond Assurance Corporation
     AMT     Alternative Minimum Tax- (subject to)
     CDD     Community Development District
     FHA     Federal Housing Administration
     FSA     Financial Security Assurance, Inc.
     GNMA    Government National Mortgage Association
     GO      General Obligation
     IDA     Industrial Development Authority
     IDR     Industrial Development Revenue
     MBIA    Municipal Bond Investors Assurance
     MFHR    Multi-Family Housing Revenue
     NR      Rating not applied for (comparable in quality to those the fund is permitted to invest in)
     SFMR    Single Family Mortgage Revenue
     SONYMA  State of New York Mortgage Agency
     TFA     Transportation Finance Authority
     UDC     Urban Development Corporation
     XLCA    XL Capital Assurance

     See notes to financial statements.


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8 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2003


Assets
Investments in securities, at value (cost $110,326,377)           $112,558,210
Cash                                                                    95,946
Interest receivable                                                  1,775,714
Receivable for investment securities sold                              180,000
Prepaid expenses                                                        50,959
Total assets                                                       114,660,829

Liabilities
Dividends payable-preferred shares                                      65,582
Advisory fee payable                                                    19,556
Accrued expenses and other liabilities                                  94,109
Total liabilities                                                      179,247

Preferred Stock, at redemption value
  $.001 par value per share; 1,800 shares Auction
  Preferred Stock authorized, issued and outstanding
  at $25,000 per share liquidation preference                       45,000,000

Net Assets Applicable to Common Shareholders                      $ 69,481,582

Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share; 1,999,998,200
  shares authorized, 4,826,667 shares issued and
  outstanding                                                     $      4,827
Additional paid-in capital                                          68,332,063
Undistributed net investment income                                    306,650
Accumulated net realized loss on investment transactions            (1,393,791)
Net unrealized appreciation of investments                           2,231,833

Net Assets Applicable to Common Shareholders                      $ 69,481,582

Net Asset Value Applicable to Common Shareholders
  (based on 4,826,667 common shares outstanding)                        $14.40


See notes to financial statements.


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                                    ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 9


STATEMENT OF OPERATIONS
Year Ended October 31, 2003


Investment Income
Interest                                                           $ 6,046,745

Expenses
Advisory fee                                       $   749,973
Audit and legal                                        142,195
Auction Preferred Stock-auction agent's
  fees                                                 113,112
Custodian                                               61,802
Printing                                                45,938
Directors' fees and expenses                            31,000
Registration fees                                       24,367
Transfer agency                                         18,154
Miscellaneous                                           49,586
Total expenses                                       1,236,127
Less: expenses waived by the Adviser
  (see Note B)                                        (346,141)
Net expenses                                                           889,986
Net investment income                                                5,156,759

Realized and Unrealized Loss on
Investment Transactions
Net realized loss on investment
  transactions                                                      (1,273,588)
Net change in unrealized
  appreciation/depreciation
  of investments                                                      (347,181)
Net loss on investment transactions                                 (1,620,769)

Dividends to Auction Preferred
Shareholders from
Net investment income                                                 (767,317)

Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                                  $ 2,768,673


See notes to financial statements.


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10 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                                   January 29,
                                                   Year Ended      2002(a) to
                                                   October 31,     October 31,
                                                      2003            2002
                                                  ------------    ------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                             $  5,156,759    $  3,300,084
Net realized loss on investment
  transactions                                      (1,273,588)       (120,203)
Net change in unrealized
  appreciation/depreciation
  of investments                                      (347,181)      2,579,014

Dividends to Auction Preferred
Shareholders from
Net investment income                                 (767,317)       (367,327)
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                    2,768,673       5,391,568

Dividends to Common
Shareholders from
Net investment income                               (4,061,631)     (2,953,918)

Common Stock Transactions
Net proceeds from issuance of Common
  Stock                                                     -0-     68,897,200(b)
Preferred offering costs and sales load                (36,875)       (623,440)(b)
Total increase (decrease)                           (1,329,833)     70,711,410

Net Assets Applicable to
Common Shareholders
Beginning of period                                 70,811,415         100,005
End of period (including undistributed
  net investment income of $306,650
  at October 31, 2003)                            $ 69,481,582    $ 70,811,415


(a)  Commencement of operations.

(b) Amounts have been reclassified to conform to the current year's presentation.

     See notes to financial statements.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 11


NOTES TO FINANCIAL STATEMENTS
October 31, 2003


NOTE A

Significant Accounting Policies

Alliance New York Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 6,667 shares in the amount of $100,005 on January 23, 2002. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or


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12 o Alliance New York Municipal Income Fund


less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

Offering costs of $144,800 ($0.03 per common share) were charged to paid-in capital of the Fund at the completion of the initial offering of common shares on January 29, 2002. The Adviser agreed to pay the amount by which the aggregate of all the Fund's organization expenses and all offering costs (other than sales load) exceed $0.03 per common shares.

Additionally, offering costs and sales load of $173,440 and $450,000, respectively, and offering costs of $36,875 were charged to paid-in capital of the Fund in connection with the offering of preferred shares during the period ended October 31, 2002 and the year ended October 31, 2003, respectively.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. For the fiscal year ended October 31, 2003 there were no permanent differences.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 13


NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferrred shareholders. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2003, the amount of such fees waived was $346,141.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relateing to servicing phone inquiries for the Fund. During the year ended October 31, 2003, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:

                                                    Purchases         Sales
                                                   -----------     -----------
Investment securities (excluding
  U.S. government securities)                      $24,240,670     $26,670,148
U.S. government securities                                  -0-             -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $110,326,377
Gross unrealized appreciation                                     $  3,294,554
Gross unrealized depreciation                                       (1,062,721)
Net unrealized appreciation                                       $  2,231,833


NOTE D

Common Stock

The Fund has 1,999,998,200 shares of $.001 par value common stock authorized. There are 4,826,667 shares of common stock outstanding at October 31, 2003, of which the Adviser owns 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 4,575,000 shares during the period ended October 31, 2002. Also, the Fund issued an additional 245,000 shares in connection with the exercise by the underwriters of the over-allotment option during the period ended October 31, 2002.


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14 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Notes to Financial Statements


NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock, consisting of 900 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for the Series T. The dividend rate on the Series M is 1.935% effective through August 25, 2004. The dividend rate on the Series T is 1.45% effective through December 17, 2003.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 15


NOTE F

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the periods ended October 31, 2003 and October 31, 2002 were as follows:

                                                   2003            2002
                                                ----------      ----------
Distributions paid from:
  Ordinary income                               $   17,111      $    9,396
  Tax exempt income                              4,044,520       2,575,282
Total distributions paid                        $4,061,631      $2,584,678(a)


As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                                 $  372,232
Accumulated capital and other losses                            (1,393,791)(b)
Unrealized appreciation/(depreciation)                           2,231,833
Total accumulated earnings/(deficit)                            $1,210,274


(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $1,393,791, of which $103,953 expires in the year 2010 and $1,289,838 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.


NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of New York and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.


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16 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


NOTE H

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, more than thirty private lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

NOTE I

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

     (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund


-------------------------------------------------------------------------------
                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 17


investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

     (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


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18 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                 January 29,
                                                    Year Ended   2002(a) to
                                                    October 31,  October 31,
                                                       2003         2002
                                                    -----------  -----------
Net asset value, beginning of period                  $14.67       $14.33

Income from investment Operations
Net investment income(b)(c)                             1.07          .69
Net realized and unrealized gain (loss)
  on investment transactions                            (.33)         .50
Dividends to preferred shareholders from
  Net investment income (common stock
    equivalent basis)                                   (.16)        (.08)
Net increase in net asset value from
  operations                                             .58         1.11

Less: Dividends to common shareholders from
  Net investment income                                 (.84)        (.61)
Common stock offering costs                               -0-        (.03)
Preferred stock offering costs and
   sales load                                           (.01)        (.13)
Net asset value, end of period                        $14.40       $14.67
Market value, end of period                           $13.23       $13.63
Discount                                               (8.13)%      (7.09)%

Total Return
Total investment return based on:(d)
  Market value                                          3.25%       (5.08)%
  Net asset value                                       4.41%        6.90%

Ratios/Supplemental Data:
Net assets applicable to common shareholders,
  end of period (000's omitted)                      $69,482      $70,811
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)                        $45,000      $45,000
Ratio to average net assets applicable
  to common shareholders of:
  Expenses, net of fee waivers(e)                       1.26%        1.13%(f)
  Expenses, before fee waivers(e)                       1.76%        1.58%(f)
  Net investment income, before preferred
    stock dividends(c)(e)                               7.33%        6.29%(f)
  Preferred stock dividends                             1.09%         .70%(f)
  Net investment income, net of preferred
    stock dividends(c)                                  6.24%        5.59%(f)
Portfolio turnover rate                                   22%          10%
Asset coverage ratio                                     254%         257%


See footnote summary on page 20.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 19


(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b)  Based on average shares outstanding.

(c)  Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)  Annualized.


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20 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Alliance New York Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New York Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 29, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New York Municipal Income Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 29, 2002 (commencement of operations) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
December 12, 2003,
except for Note I,
as to which the date is
December 23, 2003


FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2003 was $4,808,605.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 21


ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

 (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

 (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.


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22 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance New York Municipal Income Fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are David Dowden and Terrance Hults, each of whom is a Vice President of the Fund.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 23


BOARD OF DIRECTORS


William H. Foulk, Jr.(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Robert B. Davidson III, Senior Vice President
David M. Dowden,(2) Vice President
Terrance T. Hults,(2) Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1)  Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


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24 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                              PORTFOLIOS
                                                                                IN FUND         OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                               COMPLEX     DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                           OVERSEEN BY      HELD BY
  (YEARS OF SERVICE)               DURING PAST 5 YEARS                         DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#+, 71      Investment adviser and an                       113            None
2 Sound View Drive                independent consultant. He
Suite 100                         was formerly Senior Manager
Greenwich, CT 06830               of Barrett Associates, Inc., a
(2)                               registered investment adviser,
Chairman of the Board             with which he had been
                                  associated since prior to 1998.
                                  He was formerly Deputy Comptroller
                                  and Chief Investment Officer of the
                                  State of New York and, prior thereto,
                                  Chief Investment Officer of the New
                                  York Bank for Savings.

Ruth Block,#+, 73                 Formerly Executive Vice President                96            None
500 SE Mizner Blvd.,              and Chief Insurance Officer of
Boca Raton, FL 33432              The Equitable Life Assurance
(2)                               Society of the United States;
                                  Chairman and Chief Executive
                                  Officer of Evlico; Director of
                                  Avon, BP (oil and gas), Ecolab
                                  Incorporated (specialty chemicals),
                                  Tandem Financial Group and Donaldson,
                                  Lufkin & Jenrette Securities
                                  Corporation; former Governor at Large
                                  National Association of Securities
                                  Dealers, Inc.

David H. Dievler,#+, 74           Independent consultant. Until                   100            None
P.O. Box 167                      December 1994 he was Senior
Spring Lake, NJ 07762             Vice President of Alliance Capital
(2)                               Management Corporation ("ACMC")
                                  responsible for mutual fund
                                  administration. Prior to joining
                                  ACMC in 1984 he was Chief Financial
                                  Officer of Eberstadt Asset
                                  Management since 1968. Prior to
                                  that he was a Senior Manager at
                                  Price Waterhouse & Co. Member of
                                  American Institute of Certified
                                  Public Accountants since 1953.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 25


                                                                              PORTFOLIOS
                                                                                IN FUND         OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                               COMPLEX     DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                           OVERSEEN BY      HELD BY
  (YEARS OF SERVICE)               DURING PAST 5 YEARS                         DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#+, 61             Consultant. Formerly President                   98            None
P.O. Box 12                       of Save Venice, Inc. (preservation
Annandale, NY 12504               organization) from 2001 - 2002,
(2)                               a Senior Advisor from June 1999
                                  - June 2000 and President of
                                  Historic Hudson Valley (historic
                                  preservation) from December 1989 -
                                  May 1999. Previously, Director of
                                  the National Academy of Design and
                                  during 1988 - 1992, he was Director
                                  and Chairman of the Audit Committee
                                  of ACMC.

Dr. James M. Hester, #+,79        President of the Harry Frank                     11            None
25 Cleveland Lane                 Guggenheim Foundation, with
Princeton, NJ 08540               which he has been associated
(2)                               since prior to 1998. He was
                                  formerly President of New York
                                  University and the New York
                                  Botanical Garden, formerly Rector
                                  of the United Nations University
                                  and Vice Chairman of the Board
                                  of the Federal Reserve Bank of
                                  New York.

Clifford L. Michel,#+, 64         Senior Counsel of the law firm                   97           Placer
15 St. Bernard's Road             of Cahill Gordon & Reindel since                            Dome, Inc.
Gladstone, NJ 07934               February 2001 and a partner
(2)                               of that firm for more than twenty-
                                  five years prior thereto. He is
                                  President and Chief Executive
                                  Officer of Wenonah Development
                                  Company (investments) and a Director
                                  of Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 69          Senior Counsel to the law firm                   96            None
98 Hell's Peak Road               of Orrick, Herrington & Sutcliffe
Weston, VT 05161                  LLP since prior to 1998. Formerly
(2)                               a senior partner and a member
                                  of the Executive Committee of that
                                  firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and Trustee of the
                                  Museum of the City of New York.


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26 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Management of the Fund


                                                                              PORTFOLIOS
                                                                                IN FUND         OTHER
NAME, AGE OF DIRECTOR,                  PRINCIPAL                               COMPLEX     DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                           OVERSEEN BY      HELD BY
  (YEARS OF SERVICE)               DURING PAST 5 YEARS                         DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, ++, 46             Executive Vice President of ACMC                 68            None
1345 Avenue of the Americas       since 2001; prior thereto, Chief
New York, NY 10105                Executive Officer of Sanford C.
(3 months)                        Bernstein & Co., LLC and its
                                  predecessor since prior to 1998.


#    Member of the Audit Committee.

+    Member of the Nominating Committee.

++   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 27


Officer Information

Certain information concerning the Fund's Officers is listed below.


     NAME,                        PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
ADDRESS* AND AGE                     HELD WITH FUND                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 43            Senior Vice President     Executive Vice President of Alliance Capital
                                                            Management Corporation ("ACMC"),** with which
                                                            she has been associated since prior to 1998.

Robert B. Davidson, III, 42       Senior Vice President     Senior Vice President of ACMC,** with which
                                                            he has been associated since prior to 1998.

David M. Dowden, 38               Vice President            Senior Vice President of ACMC,** with which
                                                            he has been associated since prior to 1998.

Terrance T. Hults, 37             Vice President            Vice President of ACMC,** with which he has
                                                            been associated since prior to 1998.

Mark R. Manley, 41                Secretary                 Senior Vice President and Acting General
                                                            Counsel of ACMC,** with which he has been
                                                            associated since prior to 1998.

Mark D. Gersten, 53               Treasurer and Chief       Senior Vice President of AGIS,** and a
                                  Financial Officer         Vice President of AllianceBernstein
                                                            Investment Research and Management, Inc.
                                                            ("ABIRM"),** with which he has been
                                                            associated since prior to 1998.

Thomas R. Manley, 52              Controller                Vice President of ACMC,** with which he
                                                            has been associated since prior to 1998.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AGIS and ABIRM are affiliates of the Fund.


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28 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio

Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*    Formerly Growth Investors Fund.

**   Formerly Conservative Investors Fund.

+    Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
                                   Alliance New York Municipal Income Fund o 29


SUMMARY OF GENERAL INFORMATION


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AYN." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
30 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


NOTES


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                                   ALLIANCE NEW YORK MUNICIPAL INCOME FUND o 31


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32 o ALLIANCE NEW YORK MUNICIPAL INCOME FUND


ALLIANCE NEW YORK MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


NYMAR1003



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                      July 2003

                          ALLIANCE CAPITAL MANAGEMENT L.P.


                     Statement of Policies and Procedures for
             Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative.
Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.  DESCRIPTION OF EXHIBIT

10 (a) (1)   Code of ethics that is subject to the disclosure of Item 2 hereof

10 (b) (1)   Certification of Principal Executive Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

10 (b) (2)   Certification of Principal Financial Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------
        Marc O. Mayer
        President
Date:   December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------
        Marc O. Mayer
        President

Date:   December 30, 2003

By:     /s/ Mark D. Gersten
        --------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   December 30, 2003